Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund
Summary Prospectus February 1, 2012
Class Ticker I SDCEX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/funddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated February 1, 2012 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks to maximize after-tax total return, consisting of long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.80
Other expenses	.24
Total annual fund operating expenses	1.04

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$106	$331	$574	$1,271

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 188.90% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies. The fund currently considers small-cap companies to be those with total market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company

6938SP0212

included in Russell 2000® Growth Index. The fund's portfolio managers employ a growth-oriented investment style in managing the fund's portfolio, which means the portfolio managers seek to identify those small-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. The portfolio managers focus on companies with products or services that are believed to be leaders in their market niches and they focus on individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth; and

• Investing in a company when the portfolio managers' research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund uses the following tax-sensitive strategies, to the extent consistent with its investment goal, to reduce the impact of federal and state income taxes on the fund's after-tax returns.

• Minimizing sales of securities that result in capital gains.

• If such a sale cannot be avoided, selling first the highest cost securities to reduce the amount of capital gain; also, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains.

• Selling underperforming securities to realize capital losses that can be offset against realized capital gains.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general weakness in the stock market or because of factors that affect the company or its particular industry.

• Small and midsize company risk. Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Liquidity risk. When there is little or no active trading market for a security, the fund may not be able to sell the security in a timely manner at its perceived value, which could cause the fund's share price to fall.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class I shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund Summary	2

Year-by-Year Total Returns as of 12/31 each year (%) Class I
Best Quarter Q2, 2003: 20.10% Worst Quarter Q4, 2008: -26.52%

After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/11)
	1 Year	5 Years	10 Years
Class I returns before taxes	-1.95%	0.14%	4.91%
Class I returns after taxes on distributions	-1.95%	-0.20%	4.27%
Class I returns after taxes on distributions and sale of fund shares	-1.27%	0.01%	4.12%
Russell 2000® Growth Index reflects no deduction for fees, expenses or taxes	-2.91%	2.09%	4.48%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation. B. Randall Watts, Jr. and Todd Wakefield are the fund's primary portfolio managers, positions they have held since September 2001 and July 2004, respectively. Mr. Watts and Mr. Wakefield are employees of The Dreyfus Corporation and The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation. Mr. Watts is a senior managing director and is the lead portfolio manager for the U.S. small-cap and micro-cap growth investment team at TBCAM. Mr. Wakefield is a managing director and is a portfolio manager for the U.S. small-cap growth and small- to mid-cap growth strategies at TBCAM.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263. The fund closed to new investors on July 6, 2007.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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